================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2001

                  American Express Credit Account Master Trust
                            (Issuer in respect of the
         Class A Series 1997-1 6.40% Asset Backed Certificates,
         Class B Series 1997-1 6.55% Asset Backed Certificates,
         Class A Series 1998-1 Floating Rate Asset Backed Certificates, Class B Series 1998-1 Floating Rate Asset Backed Certificates, Class A Series 1999-1 5.60% Asset Backed Certificates,
         Class B Series 1999-1 5.85% Asset Backed Certificates,
         Class A Series 1999-2 5.95% Asset Backed Certificates,
         Class B Series 1999-2 6.10% Asset Backed Certificates,
         Class A Series 1999-3 Floating Rate Asset Backed Certificates, Class B Series 1999-3 Floating Rate Asset Backed Certificates, Class A Series 1999-4 Floating Rate Asset Backed Certificates, Class B Series 1999-4 Floating Rate Asset Backed Certificates, Class A Series 1999-5 Floating Rate Asset Backed Certificates, Class B Series 1999-5 Floating Rate Asset Backed Certificates, Class A Series 1999-6 Floating Rate Asset Backed Certificates, Class B Series 1999-6 Floating Rate Asset Backed Certificates, Class A Series 2000-1 7.20% Asset Backed Certificates,
         Class B Series 2000-1 7.40% Asset Backed Certificates,
         Class A Series 2000-2 Floating Rate Asset Backed Certificates, Class B Series 2000-2 Floating Rate Asset Backed Certificates, Class A Series 2000-3 Floating Rate Asset Backed Certificates, Class B Series 2000-3 Floating Rate Asset Backed Certificates, Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
         Class B Series 2001-2 5.83% Asset Backed Certificates,
         Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, and Class B Series 2001-7 Floating Rate Asset Backed Certificates)
             ------------------------------------------------------

                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-95784
                                    333-67567
                                   000-20787-01
           Utah                    333-91473-01                 11-2869526
----------------------------       ------------                 -----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Numbers)          Identification Number)

6985 Union Park Center, Midvale, Utah                              84047
----------------------------------------                       -------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (801) 565-5000
                                                              --------------

              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-20787
        Delaware                    333-91473                   13-3854638
----------------------------      -------------               --------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)           File Numbers)           Identification Number)

200 Vesey Street, New York, New York                               10285
----------------------------------------                       -------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            (212) 640-4473
                                                               --------------
================================================================================

Item 5. Other Events

A. Monthly Servicers Certificate.

         Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of October 9, 2001 for the Distribution Date occurring on October 15 , 2001, covering activity from August 25, 2001 through September 24, 2001 and provided to the Bank of New York as Trustee under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended by the First Amendment to the Pooling and Servicing Agreement, (the "Agreement"), dated as of March 30, 2001. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

         On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Backed Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Backed Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates" , respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated August 21, 1997 to a Prospectus dated August 21, 1997 and issued under the Agreement, and the Series 1997-1 Supplement dated as of August 7, 1997 to the Agreement (the "Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Series 1997-1 Class A Certificates and the Series 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

         On June 23, 1998, the Trust issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "1998-1 Class A Certificates" and the "1998-1 Class B Certificates", respectively, and collectively, the "Series 1998-1 Certificates"), offered pursuant to a Prospectus Supplement dated June 17, 1998 to a Prospectus dated June 17, 1998 and issued under the Agreement, and the Series 1998-1 Supplement dated as of June 23, 1998 to the Agreement (the "Series 1998-1 Supplement"). Interest on the Series 1998-1 Certificates accrues from June 23, 1998 and is payable on July 14, 1998 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1998-1 Class A Certificates and the Series 1998-1 Class B Certificates is scheduled to be distributed on the June 2003 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1998-1 Supplement.

         On April 21, 1999, the Trust issued $865,000,000 Class A Series 1999-1 5.60% Asset Backed Certificates and $60,000,000 Class B Series 1999-1 5.85% Asset Backed Certificates (the "1999-1 Class A Certificates" and the "1999-1 Class B Certificates", respectively, and collectively, the "Series 1999-1 Certificates"), offered pursuant to a Prospectus Supplement dated April 13, 1999 to a Prospectus dated April 13, 1999 and issued under the Agreement, and the Series 1999-1 Supplement dated as of April 21, 1999 to the Agreement (the "Series 1999-1 Supplement"). Interest on the Series 1999-1 Certificates accrues from April 21, 1999 and is payable on May 17, 1999, and on the fifteenth day of each month thereafter - which is a Distribution Date as described above. Principal with respect to the Series 1999-1 Class A Certificates and the Series 1999-1 Class B Certificates is scheduled to be distributed on the April 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-1 Supplement.

         On May 19, 1999, the Trust issued $432,000,000 Class A Series 1999-2 5.95% Asset Backed Certificates and $30,000,000 Class B Series 1999-2 6.10% Asset Backed Certificates (the "1999-2 Class A Certificates" and the "1999-2 Class B Certificates", respectively, and collectively, the "Series 1999-2 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to a Prospectus dated May 14, 1999 and issued under the Agreement, and the Series 1999-2 Supplement dated as of May 19, 1999 to the Agreement (the "Series 1999-2 Supplement"). Interest on the Series 1999-2 Certificates accrues from May 19, 1999 and is payable on June 15, 1999, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-2 Class A Certificates and the Series 1999-2 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-2 Supplement.

         On May 19, 1999, the Trust issued $825,000,000 Class A Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $80,000,000 Class B Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.34% per annum above one month LIBOR (the "1999-3 Class A Certificates" and the "1999-3 Class B Certificates", respectively, and collectively, the "Series 1999-3 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to a Prospectus dated May 14, 1999 and issued under the Agreement, and the Series 1999-3 Supplement dated as of May 19, 1999 to the Agreement (the "Series 1999-3 Supplement"). Interest on the Series 1999-3 Certificates accrues from May 19, 1999 and is payable on June 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-3 Class A Certificates and the Series 1999-3 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-3 Supplement.

         On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "1999-4 Class A Certificates" and the "1999-4 Class B Certificates", respectively, and collectively, the "Series 1999-4 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to a Prospectus dated August 9, 1999 and issued under the Agreement, and the Series 1999-4 Supplement dated as of August 17, 1999 to the Agreement (the "Series 1999-4 Supplement"). Interest on the Series 1999-4 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-4 Class A Certificates and the Series 1999-4 Class B Certificates is scheduled to be distributed on the July 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-4 Supplement.

         On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.24% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.48% per annum above one month LIBOR (the "1999-5 Class A Certificates" and the "1999-5 Class B Certificates", respectively, and collectively, the "Series 1999-5 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to a Prospectus dated August 9, 1999 and issued under the Agreement, and the Series 1999-5 Supplement dated as of August 17, 1999 to the Agreement (the "Series 1999-5 Supplement"). Interest on the Series 1999-5 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-5 Class A Certificates and the Series 1999-5 Class B Certificates is scheduled to be distributed on the July 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-5 Supplement.

         On September 16, 1999, the Trust issued $412,500,000 Class A Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.20% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.43% per annum above one month LIBOR (the "1999-6 Class A Certificates" and the "1999-6 Class B Certificates", respectively, and collectively, the "Series 1999-6 Certificates"), offered pursuant to a Prospectus Supplement dated September 10, 1999 to a Prospectus dated September 10, 1999 and issued under the Agreement, and the Series 1999-6 Supplement dated as of September 16, 1999 to the Agreement (the "Series 1999-6 Supplement"). Interest on the Series 1999-6 Certificates accrues from September 16, 1999 and is payable on October 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-6 Class A Certificates and the Series 1999-6 Class B Certificates is scheduled to be distributed on the August 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-6 Supplement.

         On February 16, 2000, the Trust issued $432,500,000 Class A Series 2000-1 7.20% Asset Backed Certificates and $30,000,000 Class B Series 2000-1 7.40% Asset Backed Certificates (the "2000-1 Class A Certificates" and the "2000-1 Class B Certificates", respectively, and collectively, the "Series 2000-1 Certificates"), offered pursuant to a Prospectus Supplement dated February 8, 2000, to a Prospectus dated February 8, 2000 and issued under the Agreement, and the Series 2000-1 Supplement dated as of February 16, 2000 to the Agreement (the "Series 2000-1 Supplement"). Interest on the Series 2000-1 Certificates accrues from February 16, 2000 and is payable on March 15, 2000, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-1 Class A Certificates and the Series 2000-1 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-1 Supplement.

         On February 16, 2000, the Trust issued $412,500,000 Class A Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.165% per annum above one month LIBOR, and $40,000,000 Class B Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above one month LIBOR (the "2000-2 Class A Certificates" and the "2000-2 Class B Certificates", respectively, and collectively, the "Series 2000-2 Certificates"), offered pursuant to a Prospectus Supplement dated February 8, 2000 to a Prospectus dated February 8, 2000 and issued under the Agreement, and the Series 2000-2 Supplement dated as of February 16, 2000 to the Agreement (the "Series 2000-2 Supplement"). Interest on the Series 2000-2 Certificates accrues from February 16, 2000 and is payable on March 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-2 Supplement.

         On May 3, 2000, the Trust issued $825,000,000 Class A Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.16% per annum above one month LIBOR, and $80,000,000 Class B Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "2000-3 Class A Certificates" and the "2000-3 Class B Certificates", respectively, and collectively, the "Series 2000-3 Certificates"), offered pursuant to a Prospectus Supplement dated April 27, 2000 to a Prospectus dated April 27, 2000 and issued under the Agreement, and the Series 2000-3 Supplement dated as of May 3, 2000 to the Agreement (the "Series 2000-3 Supplement"). Interest on the Series 2000-3 Certificates accrues from May 3, 2000 and is payable on June 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-3 Class A Certificates and the Series 2000-3 Class B Certificates is scheduled to be distributed on the April 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-3 Supplement.

         On June 22, 2000, the Trust issued $1,000,000,000 Class A Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.125% per annum above three-month LIBOR, and $96,970,000 Class B Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above three-month LIBOR (the "2000-4 Class A Certificates" and the "2000-4 Class B Certificates", respectively, and collectively, the "Series 2000-4 Certificates"), offered pursuant to a Prospectus Supplement dated June 13, 2000 to a Prospectus dated June 13, 2000 and issued under the Agreement, and the Series 2000-4 Supplement dated as of June 22, 2000 to the Agreement (the "Series 2000-4 Supplement"). Interest on the Series 2000-4 Certificates accrues from June 22, 2000 and is payable on September 15, 2000 and on the fifteenth day of each March, June, September and December - which are the Distribution Dates as described above. Principal with respect to the Series 2000-4 Class A Certificates and the Series 2000-4 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-4 Supplement.

         On September 15, 2000, the Trust issued $650,000,000 Class A Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.140% per annum above one month LIBOR, and $63,030,000 Class B Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.380% per annum above one month LIBOR (the "2000-5 Class A Certificates" and the "2000-5 Class B Certificates", respectively, and collectively, the "Series 2000-5 Certificates"), offered pursuant to a Prospectus Supplement dated September 8, 2000 to a Prospectus dated September 8, 2000 and issued under the Agreement, and the Series 2000-5 Supplement dated as of September 15, 2000 to the Agreement (the "Series 2000-5 Supplement"). Interest on the Series 2000-5 Certificates accrues from September 15, 2000 and is payable on October 16, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-5 Class A Certificates and the Series 2000-5 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-5 Supplement.

         On February 23, 2001, the Trust issued $618,750,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "2001-1 Class A Certificates" and the "2001-1 Class B Certificates", respectively, and collectively, the "Series 2001-1 Certificates"), offered pursuant to a Prospectus Supplement dated February 13, 2001 to a Prospectus dated February 13, 2001 and issued under the Agreement, and the Series 2001-1 Supplement dated as of February 16, 2001 to the Agreement (the "Series 2001-1 Supplement"). Interest on the Series 2001-1 Certificates accrues from February 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-1 Class A Certificates and the Series 2001-1 Class B Certificates is scheduled to be distributed on the February 16, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement.

         On March 23, 2001, the Trust issued $216,250,000 Class A Series 2001-2 5.53% Asset Backed Certificates and $15,000,000 Class B Series 2001-2 5.83% Asset Backed Certificates (the "2001-2 Class A Certificates" and the "2001-2 Class B Certificates", respectively, and collectively, the "Series 2001-2 Certificates"), offered pursuant to a Prospectus Supplement dated March 15, 2001 to a Prospectus dated March 15, 2001 and issued under the Agreement, and the Series 2001-2 Supplement dated as of March 23, 2001 to the Agreement (the "Series 2001-2 Supplement"). Interest on the Series 2001-2 Certificates accrues from March 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-2 Class A Certificates and the Series 2001-2 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-2 Supplement.

         On April 3, 2001, the Trust issued $618,750,000 Class A Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "2001-3 Class A Certificates" and the "2001-3 Class B Certificates", respectively, and collectively, the "Series 2001-3 Certificates"), offered pursuant to a Prospectus Supplement dated March 15, 2001 to a Prospectus dated March 15, 2001 and issued under the Agreement, and the Series 2001-3 Supplement dated as of April 3, 2001 to the Agreement (the "Series 2001-3 Supplement"). Interest on the Series 2001-3 Certificates accrues from April 3, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-3 Class A Certificates and the Series 2001-3 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-3 Supplement.

         On April 19, 2001, the Trust issued $598,125,000 Class A Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $58,000,000 Class B Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "2001-4 Class A Certificates" and the "2001-4 Class B Certificates", respectively, and collectively, the "Series 2001-4 Certificates"), offered pursuant to a Prospectus Supplement dated April 12, 2001 to a Prospectus dated April 12, 2001 and issued under the Agreement, and the Series 2001-4 Supplement dated as of April 19, 2001 to the Agreement (the "Series 2001-4 Supplement"). Interest on the Series 2001-4 Certificates accrues from April 19, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-4 Class A Certificates and the Series 2001-4 Class B Certificates is scheduled to be distributed on the April 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-4 Supplement.

         On May 9, 2001, the Trust issued $412,500,000 Class A Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.18% per annum above one month LIBOR, and $40,000,000 Class B Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "2001-5 Class A Certificates" and the "2001-5 Class B Certificates", respectively, and collectively, the "Series 2001-5 Certificates"), offered pursuant to a Prospectus Supplement dated May 3, 2001 to a Prospectus dated May 3, 2001 and issued under the Agreement, and the Series 2001-5 Supplement dated as of May 9, 2001 to the Agreement (the "Series 2001-5 Supplement"). Interest on the Series 2001-5 Certificates accrues from May 9, 2001 and is payable on June 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-5 Class A Certificates and the Series 2001-5 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-5 Supplement.

         On June 12, 2001, the Trust issued $577,500,000 Class A Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $56,000,000 Class B Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "2001-6 Class A Certificates" and the "2001-6 Class B Certificates", respectively, and collectively, the "Series 2001-6 Certificates"), offered pursuant to a Prospectus Supplement dated June 6, 2001 to a Prospectus dated June 6, 2001 and issued under the Agreement, and the Series 2001-6 Supplement dated as of June 12, 2001 to the Agreement (the "Series 2001-6 Supplement"). Interest on the Series 2001-6 Certificates accrues from June 12, 2001 and is payable on July 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-6 Class A Certificates and the Series 2001-6 Class B Certificates is scheduled to be distributed on the May 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-6 Supplement.

         On August 21, 2001, the Trust issued $536,250,000 Class A Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $52,000,000 Class B Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.36% per annum above one month LIBOR (the "2001-7 Class A Certificates" and the "2001-7 Class B Certificates", respectively, and collectively, the "Series 2001-7 Certificates"), offered pursuant to a Prospectus Supplement dated August 15, 2001 to a Prospectus dated August 15, 2001 and issued under the Agreement, and the Series 2001-7 Supplement dated as of August 21, 2001 to the Agreement (the "Series 2001-7 Supplement"). Interest on the Series 2001-7 Certificates accrues from August 21, 2001 and is payable on September 17, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-7 Class A Certificates and the Series 2001-7 Class B Certificates is scheduled to be distributed on the July 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-7 Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)    Not applicable.

             (b)    Not applicable.

             (c)    Exhibits:

                    20    Series' 1997-1, 1998-1, 1999-1, 1999-2, 1999-3,
                          1999-4, 1999-5, 1999-6, 2000-1, 2000-2, 2000-3,
                          2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4,
                          2001-5, 2001-6 and 2001-7 Monthly Servicer's
                          Certificate dated October 9, 2001 for the October 15, 2001 Distribution Date.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.



Dated:  October 15, 2001


                                    AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                                    AMERICAN EXPRESS CENTURION BANK,
                                    Transferor


                                    By:   /s/  Rhonda Halpern
                                          --------------------------------------
                                    Name:  Rhonda Halpern
                                    Title: Chief Financial Officer and Treasurer





                                    AMERICAN EXPRESS RECEIVABLES FINANCING
                                    CORPORATION II,
                                    Transferor


                                    By:  /s/  Leslie R. Scharfstein
                                         ---------------------------------------
                                    Name:  Leslie R. Scharfstein
                                    Title: President

                                  EXHIBIT INDEX
                                  -------------



Designation             Description                                         Page
-----------             -----------                                         ----

Exhibit 20              Series' 1997-1, 1998-1, 1999-1, 1999-2, 1999-3,       11
                        1999-4, 1999-5, 1999-6, 2000-1, 2000-2, 2000-3,
                        2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4,
                        2001-5, 2001-6 and 2001-7 Monthly Servicer's
                        Certificate dated October 9, 2001 for the October
                        15, 2001 Distribution Date.